EXHIBIT 10.29

                           FUTURE COM SOUTH FLORA, NC.
                                 PROMISSORY NOTE

$150,000.00                                                   Austin, Texas
                                                              September _ , 1999

     FOR VALUE RECEIVED, the undersigned ("Maker') promises to pay to Uni-Call Communications, Inc., _ ("Payee"), the principal sum of One Hundred Fifty Thousand Dollars ($l50,000.00) plus interest on the unpaid principal amount at the rate of eight per cent (8%) per annum., until the entire principal amount shall have been raid in full. Maker shall make payments to Payee pursuant to this Promissory Note at such times that the Board Of Directors of Maker determines in its sole discretion that Maker has sufficient funds available for such payments, provided however, that all unpaid amounts owed pursuant to this Note shall be due and payable upon demand made by Payee on or after September _, 2004.

     Payments received from Maker first shall be applied against accrued interest and then against principal. Payments shall be considered made when Payee receives delivery at the address set forth above of a check for the amount of the payment, prodded that such check subsequently is honored when first presented to Maker's bank. This Promissory Note maybe prepaid at any time.

     Presentment for payment, notice of dishonor and protest are hereby waived by Maker guarantors and any endorse-s hereof. No extension of payment shall release any Maker, guarantor or endorser if given without his consent.

     THIS PROMISSORY NOTE AND THE Payments TO BE MADE BY MAKER PURSUANT TO THIS PROMISSORY NOTE MAY NOT BE ASSIGNED BY PAYEE,

                                           Maker:

                                           Future Com South. Florida, Inc.
                                           By.  /s/: William Gale
                                           ----------------------
                                                     William Gale, President and
                                                     Chief: Executive Officer



     The undersigned Payee agrees that this Promissory Note represents payment in full of all amounts owed by Maker to Payee as of the date of this Promissory Note.

                                           Uni-Call Communications, Inc.

          Date:                            By:   /s/: Warren Blanck
                                           ------------------------
                                                      Signature


                                                      Warren Blanck, President
                                                      Printed Name and Title

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